UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under Rule 14a-12

BBQ HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

____________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

____________________________________________________________________________________________________

(5)	Total fee paid:

____________________________________________________________________________________________________

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

___________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

___________________________________________________________________________________________________

(3)	Filing Party:

___________________________________________________________________________________________________

(4)	Date Filed:

___________________________________________________________________________________________________

BBQ HOLDINGS, INC.

12701 Whitewater Drive, Suite 290

Minnetonka, Minnesota 55343

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 16, 2020

On May 29, 2020, BBQ Holdings, Inc. (the “Company”) issued the following press release related to a change to the format of the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on Tuesday, June 16, 2020.  As described below, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting Format supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2020 Annual Meeting.

 BBQ Holdings Provides Additional Information Regarding its 2020 Annual Meeting of Shareholders Due to Coronavirus Precaution

MINNEAPOLIS, May 29, 2020 – BBQ Holdings, Inc. (NASDAQ: BBQ) (the “Company”) today announced that due to public health precautions limiting in-person gatherings during the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders and associates, the format of the 2020 Annual Meeting of Stockholders has been changed to a virtual-only meeting, instead of an in-person meeting.  As previously announced, the Annual Meeting will be held on Tuesday, June 16, 2020 at 3:00 p.m., Central Time.  However, the 2020 Annual Meeting will no longer be held at the offices of Lathrop GPM in Minneapolis, Minnesota. but rather will be held virtually, with attendance via the internet. Shareholders will not be able to physically attend the 2020 Annual Meeting. The virtual meeting and live audio webcast can be accessed at www.virtualshareholdermeeting.com/BBQ2020.

The format of the 2020 Annual Meeting has been designed to provide shareholders the same rights and opportunities to participate as they would at an in-person meeting.

The possibility of this change was referenced in our 2020 Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on March 27, 2020 and subsequently mailed or made available to BBQ Holdings, Inc.’s shareholders in connection with the solicitation of proxies by BBQ Holdings Inc.’s Board of Directors for use at the 2020 Annual Meeting. As described in the proxy materials for the Annual Meeting previously distributed, shareholders as of the close of business on April 20, 2020, the record date, are entitled to participate in and vote at the Annual Meeting.  The items of business are the same as set forth in the 2020 Notice of Annual Meeting and Proxy Statement.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2020 Annual Meeting will begin promptly at 3:00 p.m. Central Time. Online access to the audio webcast will open shortly prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Log-in Instructions. To be admitted to the 2020 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/BBQ2020 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability, or email previously sent to shareholders entitled to vote at the 2020 Annual Meeting. The virtual meeting platform is supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the latest version of the applicable software and plugins. Access to the virtual meeting platform will open shortly prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s browser.

Technical Assistance. A support line will be available on the meeting website shortly prior to, and during, the 2020 Annual Meeting to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting.

Voting Prior to or at the Annual Meeting. An online portal is available to shareholders at www.proxyvote.com where you can view and download our proxy materials and 2019 Annual Report and vote your shares in advance of the 2020 Annual Meeting. You may vote your shares during the 2020 Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/BBQ2020 during the meeting. The proxy card and voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote shares in connection with the 2020 Annual Meeting.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote promptly in advance of the meeting by using one of the methods described in the previously distributed proxy materials for the Annual Meeting.

About BBQ Holdings

BBQ Holdings, Inc. (NASDAQ: BBQ) BBQ Holdings is a national restaurant company engaged in the ownership and operation of casual and fast dining restaurants.  As of May 29, 2020, BBQ Holdings had four brands with 145 overall locations in 33 states and three countries, including 50 company-owned and 95 franchise-operated restaurants. While BBQ Holdings continues to diversify its ownership in the restaurant community, it was founded with the principle of combining the “art and science” of barbecue to serve up the very best of the best to barbecue lovers everywhere. BBQ Holdings, through partnerships, has extended Travis Clark’s award-winning line of barbecue sauces, rubs and seasonings into the retail market. Along with a wide variety of BBQ favorites served at their BBQ restaurants, BBQ Holdings newest addition, Granite City Food and Brewery, offers award winning craft beer and a made-from-scratch, chef driven menu featuring contemporary American cuisine.